UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
______________________________
FORM 8-K
______________________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 26, 2021 (August 23, 2021)
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FEDERAL HOME LOAN BANK OF INDIANAPOLIS
(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)
 ______________________________
    Federally Chartered
000-51404
35-6001443
Corporation of the United States

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8250 Woodfield Crossing Blvd.
Indianapolis IN 46240
(Address of Principal Executive Offices, including Zip Code)
(317) 465-0200
(Registrant's Telephone Number, Including Area Code)
Not Applicable
(Former name or former address, if changed since last report.)
 ___________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On July 22, 2021, the Board of Directors (the “Board”) of the Federal Home Loan Bank of Indianapolis (“Bank”) adopted the Fifth Amendment (the “Amendment”) to the Bank’s 2005 Supplemental Executive Retirement Plan (Amended and Restated Generally Effective as of January 1, 2008), as amended by the First through Fourth Amendments (the “2005 SERP”), effective as of August 1, 2021. The Amendment is subject to the non-objection of the Federal Housing Finance Agency, which the Bank received on August 23, 2021.

The 2005 SERP restores retirement benefits under the Bank’s defined benefit plan payable to certain highly compensated employees but which are limited by Internal Revenue Service regulations. The SERP and the retirement benefits payable to Cindy L. Konich, President - Chief Executive Officer; Gregory L. Teare, Executive Vice President - Chief Financial Officer; and K. Lowell Short, Jr., Senior Vice President - Chief Accounting Officer are described in Item 11 of the Bank’s 2020 Annual Report on Form 10-K.

The Board adopted the Amendment to enhance the retention of key employees who participate in the 2005 SERP. The Amendment provides greater predictability of the dollar amount of benefits payable to them under the SERP upon their separation of employment or retirement from the Bank. The Amendment substantially reduces fluctuations of the dollar value of the retirement benefits because the applicable retirement plan interest rates and mortality tables used to calculate benefits are set as of May 2020 and June 30, 2021, respectively, rather than as of the employee’s date of separation of employment or retirement. The Amendment included similar provisions for the calculation of death benefits payable under the SERP, except that the applicable retirement plan interest rates and mortality tables used to calculate benefits are set as of July 13, 2021 and June 30, 2021, respectively.

The foregoing description of the Amendment is qualified in its entirety by reference to the full text of the Amendment, a copy of which is filed as Exhibit 10.1 to this report and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits
10.1     Fifth Amendment of the Federal Home Loan Bank of Indianapolis 2005 Supplemental Executive Retirement Plan (Amended and Restated Generally Effective as of January 1, 2008), as amended.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 26, 2021

FEDERAL HOME LOAN BANK OF INDIANAPOLIS

By:	/s/CINDY L. KONICH
Cindy L. Konich
President - Chief Executive Officer

By:	/s/DERON J. STREITENBERGER
Deron J. Streitenberger
Executive Vice President - Chief Business Operations Officer